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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 30, 1997
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         ABR INFORMATION SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Florida                        0-24132                 59-3228107
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 (State or other jurisdiction      (Commission File Number)    (IRS Employer
    of incorporation)                                       Identification No.)




          34125 U.S. Highway 19 North, Palm Harbor, Florida 34684-2116
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          (Address of principal executive offices including zip code)


                                 (813) 785-2819
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              (Registrant's telephone number, including area code)



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Item 5.  Other Items

                 On January 30, 1997, James P. O'Drobinak joined ABR Information Services, Inc., a Florida corporation (the "Company"), as Senior Vice President and Chief Financial Officer. From 1995 until joining the Company, Mr. O'Drobinak served as Chief Financial Officer - North America for Danka Industries, Inc. ("Danka"), a publicly-held company that is the largest independent retail distributor of office equipment in North America. Mr. O'Drobinak's responsibilities with Danka included directing all of Danka's North American acquisitions and overseeing all aspects of financial operations for each of Danka's six North American operating divisions. From 1983 to 1995, Mr. O'Drobinak held various positions with Deloitte & Touche LLP, an international accounting and consulting firm, most recently as a Senior Manager of the Tampa, Florida office.

                 The Company also has created two new wholly-owned subsidiaries to expand its benefits outsourcing offerings to include retirement plan administration services to employers and compliance services to insurance carriers. ABR Qualified Plan Services, Inc., a Florida Corporation ("QPSI"), provides employers with a complete menu of retirement plan administrative services, including administration of 401(k), profit sharing and other types of retirement plans. QPSI currently services more than 250 clients through several strategic alliances with financial institutions. These strategic alliances provide QPSI with a source of ongoing new business.

                 The Company's other new subsidiary, ABR Coverage Continuation Services, Inc., also a Florida corporation ("CCSI"), currently provides services to insurance carriers who are required to comply with the Florida Health Insurance Coverage Continuation Act, Florida Statutes Section 627.6692. The compliance services required by the new Florida law are similar in many respects to those required by federal COBRA (the "Consolidated Omnibus Reconciliation Act") law, which are administered by the Company's CobraServ subsidiary. However, while CobraServ assists employers in satisfying the requirements of federal COBRA law, CCSI will focus on providing services to insurance carriers in fulfilling their compliance requirements under state insurance portability laws, such as the Florida Health Insurance Coverage Continuation Act.



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABR INFORMATION SERVICES, INC.



                                        By:      /s/ James P. O'Drobinak
                                            ---------------------------------
                                              James P. O'Drobinak,
                                              Senior Vice President and Chief
                                              Financial Officer

Date:  February 28, 1997






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